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                                                                   EXHIBIT 99.15

RIGHTS PLAN AMENDMENT

Section 1.  Certain Definitions.  The definitions in Section 1 would be revised
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to read as follows:

(a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, any entity holding Common Shares for or pursuant to the terms of any such plan or any Exempt Person (as such term is hereinafter defined) (provided, however, that in the event that any Exempt Person shall after the Effective Time of the Merger become the Beneficial Owner of any additional Common Shares of the Company (other than by an Exempt Transaction) then such Exempt Person shall be deemed to be an "Acquiring Person"). Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of (i) an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding, or (ii) a grant or exercise of employee or director options granted prior to or after the Original Agreement Date by the Company; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of an acquisition of Common Shares by the Company and shall, after such an acquisition by the Company, become the Beneficial Owner of any additional Common Shares of the Company (other than in an Exempt Transaction), then such Person shall be deemed to be an "Acquiring Person". Furthermore, notwithstanding the foregoing, the term Acquiring Person shall not include any Person who or which as of any time becomes the Beneficial Owner of more than 15% of the Common Shares outstanding as of such time (i) solely as the result of the acquisition by such Person or one or more of its Affiliates or Associates of Beneficial Ownership of additional Common Shares if such acquisition was made in the good faith belief that such acquisition would not cause either the number of Common Shares beneficially owned by such Person, together with its Affiliates and Associates, to exceed 15% of the Common Shares outstanding at the time of such acquisition or otherwise cause a Distribution Date or the adjustment provided in
Section 11(a) to occur and such good faith belief was based on the good faith reliance on information contained in publicly filed reports or documents of the Company which were inaccurate or out-of-date or (ii) solely as the result of the acquisition of beneficial ownership of any Common Shares by any of such Person's Affiliates or Associates who or which are not Controlled Related Parties of such Person or (iii) solely as the result of any transaction or event pursuant to which any Person who or which beneficially owns any Common Shares and was not previously an Affiliate or Associate of such Person becomes an Affiliate or Associate of such Person, (iv) solely as the result of the acquisition by such Person or one or more of its Affiliates or Associates of Beneficial Ownership of additional Common Shares if such acquisition was made in the good faith belief that such acquisition would not cause the number of Common Shares beneficially owned by such Person, together with its Affiliates and Associates, to exceed 15% of the Common Shares outstanding at the time of such acquisition or otherwise cause a Distribution Date or the adjustment provided in Section 11(a) to occur and such good faith belief was based on the good faith reliance on inaccurate or out-of-date information concerning the number of Common Shares beneficially owned by any Affiliates
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or Associates of such Person who or which are not Controlled Related Parties of such Person; provided, however, that in the case of any of clauses (i) through
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(iv) (each an "Inadvertent Acquisition"), the percentage of the Common Shares outstanding represented by the number of Common Shares beneficially owned by such Person is reduced to 15% or less within the applicable cure period or, in the case of an Exempt Person, such Exempt Person and its Controlled Related Parties dispose within the applicable cure period of Beneficial Ownership of a number of Common Shares equal in the aggregate to the number of Common Shares Beneficial Ownership of which was acquired in the Inadvertent Acquisition. For purposes of the immediately preceding sentence, the "applicable cure period" shall be the period commencing on (and including) the date that such Person becomes aware that the number of Common Shares beneficially owned by such Person exceeds 15% of the Common Shares outstanding (or, in the case of an Exempt Person, the date such Person first becomes aware of the Inadvertent Acquisition) (except that if such Person has separately agreed in writing with the Company to notify the Company once such Person becomes aware of such fact, the cure period shall commence on (and include) the date of receipt by such Person of written notice from the Company that the number of Common Shares beneficially owned by such Person exceeds, as of the date such notice is given, 15% of the Common Shares outstanding as of such date) and ending upon the Close of Business on (i) the fifth Business Day after such date in the case of any Person described in clause (i) of the immediately preceding sentence or (ii) the tenth Business Day after such date in the case of any Person described in clause (ii), (iii) or
(iv) of the immediately preceding sentence; provided, however, that if such
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reduction or disposition would require the disposition by such Person or any of its Affiliates or Associates of any Common Shares and such Person notifies the Company in writing that, in such Person's good faith belief, such disposition within such period could not reasonably be accomplished without violation of applicable law or could reasonably be accomplished only for consideration or on terms materially disadvantageous as compared to the consideration or terms on which such disposition could be accomplished during some longer period of time, then such period shall be extended for such time as the directors of the Company whose approval would be required to redeem the Rights under Section 24 shall reasonably deem to be required in order to prevent such violation of applicable law or shall reasonably deem to be sufficient to minimize such disadvantageous effect (as the case may be), subject to the condition that such Person shall during the cure period, as extended (or until such earlier time at which such Person, together with its Affiliates and Associates, otherwise ceases to beneficially own more than 15% of the outstanding Common Shares), diligently and in good faith proceed to effect the required disposition as expeditiously as reasonably practicable and comply with any arrangements regarding the voting of a number of Common Shares beneficially owned by such Person, together with its Affiliates and Associates, equal to the number so required to be disposed of pending completion of such disposition as such directors of the Company shall request (including arrangements not to vote such number of Common Shares or only to vote such number of Common Shares in a manner approved by such directors of the Company). For purposes of this definition, the determination of whether any Person (other than a director of the Company, in his or her capacity as a director of the Company) acted in "good faith" shall be conclusively determined in good faith by those directors of the Company whose approval would be required to redeem the Rights under Section 24.

(b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the Original Agreement Date; provided, however,

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that (i) neither AT&T Corp. nor any of its subsidiaries shall be considered an
Affiliate or Associate of Liberty as long as (x) it is not a Controlled Related Party of Liberty and (y) AT&T Corp. or any of its subsidiaries and Liberty have not and do not agree to act in concert or to form a group, as such term is defined in Section 13(d)(3) of the Exchange Act with respect to Common Shares of the Company, (ii) no Affiliate or Associate of Liberty as of the date hereof that is not a Controlled Related Party of Liberty shall be deemed an Affiliate or Associate of Liberty provided that such Person and Liberty have not and do not agree to act in concert or to form a group, as such term is defined in
Section 13(d)(3) of the Exchange Act with respect to Common Shares of the Company and (iii) no Affiliate or Associate of News as of the date hereof that is not a Controlled Related Party of News shall be deemed an Affiliate or Associate of News provided that such Person and News have not and do not agree to act in concert or to form a group, as such term is defined in Section 13(d)(3) of the Exchange Act with respect to Common Shares of the Company.

(c) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

          (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

          (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange and no Exempt Person shall be deemed the Beneficial Owner of, or to beneficially own, any securities it has the right to acquire in any Exempt Transaction until such securities are purchased; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) the beneficial ownership of such security is not also then reportable on
Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c) (ii) (B)) or disposing of such securities.

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          Notwithstanding anything in this definition of Beneficial Ownership to the contrary, (i) the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder and (ii) none of Henry Yuen, Liberty or any of its Controlled Related Parties, and News or any of its Controlled Related Parties shall, as a result of the transactions expressly contemplated by the Merger Agreement and the exhibits thereto, be deemed to have Beneficial Ownership of Securities with respect to which any of such other Persons has Beneficial Ownership.

(d) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

(e) "Close of Business" on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

(f) "Common Shares" when used with reference to the Company shall mean the shares of common stock (formerly ordinary shares), par value $0.01 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(g) "Controlled Related Party" means, when used with respect to any specified Person, each Affiliate or Associate of such Person if such Person possesses, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other persons, the power to direct decisions regarding the acquisition, disposition or voting by such Affiliate or Associate of Common Shares or rights to acquire or vote Common Shares. A Person with respect to which two Exempt Persons (other than Thomas Lau and Dynamic Core Holdings Limited) share the power to direct such decisions shall be deemed a Controlled Related Party of each such Exempt Person.

(h)  "Distribution Date" shall have the meaning set forth in Section 3 hereof.

(i)  "Effective Time of the Merger" means the closing of the Merger.

(j) "Exempt Person" means each of Thomas Lau, or such Person or Persons who succeed to ownership of his Common Shares either by will or pursuant to applicable statutes of descent and distribution and Dynamic Core Holdings Limited, a British Virgin Islands corporation, for so long as such entity is wholly owned by Thomas Lau or his successors, Liberty and its Controlled Related Parties, and News and its Controlled Related Parties.

(k) "Exempt Transaction" shall mean (i) each of the ownership and exercise by any Exempt Person (other than Thomas Lau and Dynamic Core Holdings Limited) of the right to acquire, and/or the acquisition by any Exempt Person (other than Thomas Lau and Dynamic Core Holdings Limited) of, Beneficial Ownership of Common Shares beneficially owned by any other Exempt Person (other than Thomas Lau and Dynamic Core Holdings Limited) or Henry Yuen,

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(ii) the acquisition by any Exempt Person (other than Thomas Lau and Dynamic
Core Holdings Limited) of Beneficial Ownership of additional Common Shares which do not, in the aggregate, exceed the number of Common Shares transferred by Henry Yuen before or after the Effective Time of the Merger to Persons other than any Exempt Person (other than Thomas Lau and Dynamic Core Holdings Limited) pursuant to a Permitted Transfer or a Fast-Track Sale (as such terms are defined in the Stockholders Agreement, dated as of October 4, 1999, by and among the Company, Liberty, News and Henry Yuen), (iii) the grant to or exercise by any Exempt Person of employee or director options granted prior to or after the Original Agreement Date by the Company, and (iv) an agreement, arrangement or understanding solely among Exempt Persons (other than Thomas Lau and Dynamic Core Holdings Limited) with respect to voting, holding, acquiring or disposing of Beneficial Ownership of Common Shares.

(l) "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

(m) "Liberty" shall mean Liberty Media Corporation, a Delaware corporation, and any successor (by merger, consolidation, transfer or otherwise) to all or substantially all, of its business and assets.

(n) "Merger" shall mean the merger contemplated by that certain Agreement and Plan of Merger dated as of October 4, 1999 by and among Gemstar International Group Limited, a British Virgin Islands corporation, G Acquisition Subsidiary, a Delaware corporation, and TV Guide, Inc., a Delaware corporation (the "Merger Agreement").

(o) "News" shall mean The News Corporation Limited, a South Australia, Australia corporation, and any successor (by merger, consolidation, transfer or otherwise) to all, or substantially all, of its business and assets.

(p) "Person" shall mean any individual, firm, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

(q) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Stock (formerly Series A Junior Participating Preference Shares), par value $0.01 per share, of the Company having the rights and preferences set forth in Exhibit A.

(r)  "Redemption Date" shall have the meaning set forth in Section 7 hereof.

(s) "Shares Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(r) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

Section 11.  Adjustment of Purchase Price, Number of Shares or Number of Rights.
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The last sentence of the first paragraph of Section 11(a)(ii) would be revised to add the phrase "Subject to Section 24" at the beginning of such sentence. As revised, the sentence will read as follows:

     "Subject to Section 24, in the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall

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     not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights."

Section 24.  Exchange.  The last sentence of Section 24(a) would be revised to
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read as follows:

     "Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan, or any Exempt Person (provided that with respect to the Exempt Person, the Exempt Person is not then an Acquiring Person))."

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